Prepayments and other receivables (Details) - EUR (€) € in Thousands		Dec. 31, 2022	Dec. 31, 2021
Prepayments And Other Receivables
Prepayments (1)	[1]	€ 2,010	€ 4,575
VAT recoverable (2)	[2]	3,669	3,564
Other receivables (3)	[3]	2,563	333
Prepayments and other receivables		€ 8,242	€ 8,472

[1]	Prepayments mostly consist of advance payments to vendors for payments relating to inventory and assets under construction ahead of receipt.
[2]	Of this balance, €2.2 million has been received subsequent to year end.
[3]	Included within this caption is the grant receivable recognised as part of property, plant and equipment (€0.8 million), the deferred proceeds (€1.0 million) and security deposit (€0.3 million) paid as part of the sale and leaseback transaction entered into during the year.